Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT

THIRD AMENDMENT, dated as of December 14, 2015 (this “Amendment”), to the Credit Agreement (as defined below), is entered into among ACTIVISION BLIZZARD, INC., a Delaware corporation (the “Borrower”), each of the other Loan Parties (as defined below), the Tranche A Term Lenders (as defined below), the other Lenders party hereto and the Administrative Agent (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrower has entered into that certain Credit Agreement, dated as of October 11, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, including by the First Amendment, dated as of November 2, 2015 (the “First Amendment”), and the Second Amendment (as defined below), the “Credit Agreement”), among the Borrower, the Guarantors party thereto from time to time, BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Collateral Agent, Swing Line Lender and an L/C Issuer, JPMORGAN CHASE BANK, N.A., as an L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders”);

WHEREAS, the Borrower has entered into the Second Amendment to the Credit Agreement, dated as of November 13, 2015 (the “Second Amendment”), which, among other things, established Tranche A Term Loans (as defined in the Credit Agreement) in an aggregate principal amount of $2,300,000,000 and provided that, upon the 2015 Revolving Credit Facility Effective Date, the Revolving Credit Facility, as defined in and as in effect under the Credit Agreement, as amended by this Amendment, shall have the benefit of a financial covenant in Section 7.11 of the Credit Agreement;

WHEREAS, pursuant to and in accordance with Section 2.15 of the Credit Agreement, the Borrower requests that, as of the 2015 Revolving Credit Facility Effective Date, (i) the Revolving Credit Commitments and the Revolving Credit Loans (if any), in each case, as defined in and as in effect under the Credit Agreement immediately prior to 2015 Revolving Credit Facility Effective Date (the “Existing Revolving Credit Commitments”) be terminated and (if applicable) prepaid in full and (ii) Other Revolving Credit Commitments in the form of Revolving Credit Commitments, as defined in and as in effect under the Credit Agreement, as amended by this Amendment, upon the 2015 Revolving Credit Facility Effective Date (the “2015 Revolving Credit Commitments”), in an aggregate principal amount of $250,000,000 be made available to the Borrower;

WHEREAS, the Lenders and the Additional Refinancing Lenders party hereto and the Administrative Agent agree, upon the terms and subject to the conditions set forth herein and in Section 2.15 of the Credit Agreement as amended by this Amendment, that the Lenders and the Additional Refinancing Lenders party hereto will provide such 2015 Revolving Credit Commitments;

WHEREAS, Bank of America, N.A. and Goldman Sachs Bank USA will each act as joint-lead arranger and joint bookrunner for the Amendment.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.1  Defined Terms.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement as amended by this Amendment.

Section 1.2  Revolving Credit Commitments.  Effective as of the 2015 Revolving Credit Facility Effective Date (as defined below), the 2015 Revolving Credit Commitments shall be deemed to be “Revolving Credit Commitments” and shall constitute “Commitments,” the Lenders holding the 2015 Revolving Credit Commitments shall be deemed to be “Revolving Credit Lenders,” the Loans under the 2015 Revolving Credit Commitments shall be deemed to be “Revolving Credit Loans,” and this Amendment shall be deemed to be a “Refinancing Amendment” and a “Loan Document,” in each case, for all purposes of the Credit Agreement and the other Loan Documents.  The Borrower, the Administrative Agent, each L/C Issuer and the Swing Line Lender hereby consent, pursuant to subsections 10.06(b)(iii) and the definition of “Additional Refinancing Lender” in Section 1.01 of the Credit Agreement, to the inclusion as a “Lender” of each Additional Refinancing Lender that is party to this Amendment and the inclusion as a Lender in respect of the Revolving Credit Facility of each Lender and each Additional Refinancing Lender that is party to this Amendment, in each case, effective as of the 2015 Revolving Credit Facility Effective Date.

Section 1.3  Additional Amendments to the Credit Agreement.  Effective as of the 2015 Revolving Credit Facility Effective Date (as defined below) , the Credit Agreement is hereby amended as follows:

(a)                                 By adding the following new definitions, to appear in the proper alphabetical order in Section 1.01:

““Third Amendment” means the Third Amendment, dated as of December 14, 2015, by and among the Borrower, the other Loan Parties, the Administrative Agent, and the Lenders party thereto.”

““Third Amendment Effective Date” means the date on which the conditions of Section 1.5(a) of the Third Amendment are satisfied.”

(b)                                 By amending and restating the definition of “2015 Revolving Credit Facility Effective Date” as follows:

““2015 Revolving Credit Facility Effective Date” means the date of the initial funding of the Tranche A Term Loans provided that the Revolving Credit Commitments and Revolving Credit Loans, in each case, as defined in and as in effect under the Credit Agreement immediately prior to the date of such initial funding, if any, shall have been terminated and (if applicable) repaid in full prior to or substantially concurrently with such initial funding.”

(c)                                  By amending and restating clause (c) of the definition of “Applicable Rate” in Section 1.01 as follows:

“(c)                            with respect to Revolving Credit Loans, unused Revolving Credit Commitments and Letter of Credit fees, (i) until delivery of financial statements for the first full fiscal quarter commencing on or after the 2015 Revolving Credit Facility Effective Date pursuant to Section 6.01, (A) for Eurodollar Rate Loans, 2.00%, (B) for Base Rate Loans, 1.00%, (C) for Letter of Credit fees, 2.00% and (D) for unused commitment fees, 0.250% and (ii) thereafter, the following percentages per annum (less, in the case of Letter of Credit fees, the fronting fee payable in respect of the applicable Letter of Credit), based upon the Consolidated Total Net Debt Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate

Pricing Level	Consolidated Total Net Debt Ratio	Eurodollar Rate and Letter of Credit Fees	Base Rate	Unused Commitment Fee Rate
1	< 1.75:1.00	1.50%	0.50%	0.250%
2	> 1.75:1.00	1.75%	0.75%	0.250%
3	> 2.00:1.00	2.00%	1.00%	0.250%
4	> 3.00:1.00	2.25%	1.25%	0.250%

(d)                                 By amending and restating the definition of “Maturity Date” in Section 1.01 as follows:

““Maturity Date” means (i) with respect to the Initial Term Loans and the Tranche A Term Loans, October 11, 2020 and (ii) with respect to the Revolving Credit Facility, October 11, 2020; provided that if either such day is not a Business Day, the Maturity Date shall be the Business Day immediately succeeding such day.”

(e)                                  By deleting:

i.                                          Section 7.09 of the Credit Agreement in its entirety,

ii.                                       each reference to “Section 7.09” appearing in Sections 1.08 and 2.15(b) of the Credit Agreement,

iii.                                    the following phrase in Section 8.01(b) of the Credit Agreement in its entirety:

“(I) a Default as a result of a breach of Section 7.09 (a “Financial Covenant Event of Default”) shall not constitute an Event of Default with respect to any Term Loans, Incremental Term Loans or Extended Term Loans unless and until the Revolving Credit Lenders have declared all amounts outstanding under the Revolving Credit Facility to be immediately due and payable and all outstanding Revolving Credit Commitments to be immediately terminated, in each case in accordance with this Agreement (the “Term Loan Standstill Period”) and (II),”

iv.                                   the following phrase in the first paragraph of Section 8.02 of the Credit Agreement in its entirety:

“to the extent such Event of Default solely comprises a Financial Covenant Event of Default, prior to the expiration of the Term Loan Standstill Period, at the request of the Required Lenders under the Revolving Credit Facility only, and in such case only with respect to the Revolving Credit Commitments, Swing Line Loans, and any Letters of Credit, (II),” and

v.                                      the definitions of “Financial Covenant Event of Default” and “Term Loan Standstill Period” in Section 1.01 of the Credit Agreement in their entirety,

in each case of clauses i. through v. above, on the first calendar day following the last day of the Test Period ending on or immediately after the 2015 Closing Date.

(f)                                   By replacing “(III)” appearing in the first paragraph of Section 8.02 of the Credit Agreement with “(II).”

(g)                                  By amending and restating the second chart appearing in Schedule 1.01A as follows:

Lender	Revolving Credit Commitment
JPMorgan Chase Bank, N.A.	$37,500,000.00
Bank of America, N.A.	$24,315,920.00
Citibank, N.A.	$21,144,279.00
HSBC Bank USA, National Association	$21,144,279.00
Mizuho Bank, Ltd.	$21,144,279.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$21,144,279.00
Royal Bank of Canada	$21,144,279.00
SunTrust Bank	$21,144,279.00
Wells Fargo Bank, National Association	$21,144,279.00
U.S. Bank National Association	$12,686,565.00
Compass Bank D/B/A BBVA Compass	$10,572,139.00
Bank of Montreal	$10,572,139.00
Goldman Sachs Bank USA	$6,343,284.00
Total:	$250,000,000.00

Section 1.4  Representations and Warranties, No Default.  In order to induce the Lenders and the Additional Refinancing Lenders party hereto and the Administrative Agent to enter into this Amendment, each Loan Party represents and warrants to each of the Lenders and the Additional Refinancing Lenders party to this Amendment and the Administrative Agent that on and as of the Third Amendment Effective Date (as defined below), after giving effect to the amendments set forth in this Amendment:

(a)                                 the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as if made on and as of the Third Amendment Effective Date (as defined below) except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date;

(b)                                 no Default or Event of Default exists; and

(c)                                  the execution, delivery and performance of this Amendment by each Loan Party have been duly authorized by all necessary corporate or other action on the part of such Loan Party, has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except to the extent that the enforceability hereof may be limited by Debtor Relief Laws and by general principles of equity.

Section 1.5  Effectiveness.

(a)                                 This Amendment shall become effective on the date (the “Third Amendment Effective Date”) on which each of the following conditions is satisfied or waived:

i.                                          the Administrative Agent shall have received a counterpart of this Amendment executed by (I) each of the Loan Parties, (II) the Lenders and Additional Refinancing Lenders holding 2015 Revolving Credit Commitments in an aggregate principal amount of $250 million, (III) the Administrative Agent, each L/C Issuer and the Swingline Lender and (IV) the Lenders the consent of which is required pursuant to clause (v) of the first paragraph of Section 10.01;

ii.                                       the Administrative Agent shall have received such closing certificates or certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment;

iii.                                    the Administrative Agent shall have received such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed;

iv.                                   the Administrative Agent shall have received an executed legal opinion of Debevoise & Plimpton LLP, counsel to the Borrower and the other Loan Parties, addressed to the Administrative Agent, each Lender and Additional Refinancing Lender party to this Amendment, dated the Third Amendment Effective

Date and in form and substance reasonably satisfactory to the Administrative Agent;

v.                                      the representations and warranties of each Loan Party contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the Third Amendment Effective Date (except to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct as of such earlier date); provided that, to the extent that such representations and warranties are qualified by materiality, material adverse effect or similar language, they shall be true and correct in all respects;

vi.                                   no Default or Event of Default exists or would result from the effectiveness of this Amendment or from the application of the proceeds of the Revolving Credit Loans; and

vii.                                each Lender and Additional Refinancing Lender party to this Amendment shall have consented to the Collateral Release Amendments (as defined in the Second Amendment).

The delivery of a counterpart of this Amendment executed by the Administrative Agent and each Lender and Additional Refinancing Lender party to this Amendment shall conclusively be deemed to constitute an acknowledgement by the Administrative Agent and each Lender and Additional Refinancing Lender party to this Amendment that each of the conditions precedent set forth in this Section 1.5 shall have been satisfied in accordance with its terms or shall have been irrevocably waived by such Person.

The Administrative Agent shall notify the Borrower and the Lenders in writing of the Third Amendment Effective Date promptly upon the respective conditions precedent in this Section 1.5 being satisfied (or waived in accordance with this Section 1.5), and such notice shall be conclusive and binding.

This Amendment shall automatically terminate and be of no further force or effect if the 2015 Revolving Credit Facility Effective Date has not occurred prior to 12:01 am, New York City time, on the day immediately following the last day of the Certain Funds Period.

Section 1.6  Expenses.  The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including the reasonable fees, disbursements and other charges of Cahill Gordon & Reindel LLP and McCann FitzGerald, counsels for the Administrative Agent) in accordance with Section 10.04 of the Credit Agreement.

Section 1.7  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 1.8  Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Section 1.9  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 1.10  Loss of FATCA Grandfathering.  For purposes of determining withholding Taxes imposed under FATCA, from and after the First Amendment Effective Date (as defined in the First Amendment), the Borrower and the Administrative Agent have treated, and shall continue to treat (and the Lenders hereby authorize the Administrative Agent to treat), the Loans (including the Initial Term Loans, the Tranche A Term Loans, any Revolving Credit Loans and any Swing Line Loans) as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

Section 1.11  Effect of Amendment.  Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement (including, as amended by the First Amendment and the Second Amendment) or any other Loan Document (including the First Amendment and the Second Amendment) is hereby ratified and reaffirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof.  Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Collateral Documents.  This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Third Amendment Effective Date (subject to the occurrence of the 2015 Revolving Credit Facility Effective Date), all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.  Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement, as amended hereby.  Each Lender and Additional Refinancing Lender party to this Amendment hereby consents to the Collateral Release Amendments (as defined in the Second Amendment) and, solely for the purposes of Section 1.5(b)ii of the Second Amendment, the delivery of a counterpart of this Amendment executed by each Lender and

Additional Refinancing Lender party to this Amendment shall be deemed to constitute the delivery of a counterpart of the Second Amendment executed by such Lender and such Additional Refinancing Lender.  The consent of each Lender and Additional Refinancing Lender party to this Amendment to the Collateral Release Amendments shall be binding upon each of its successors and assigns.

Section 1.12  Guarantor Acknowledgment.  Each Guarantor acknowledges and consents to each of the foregoing provisions of this Amendment and the establishment of the 2015 Revolving Credit Commitments and the incurrence of the Revolving Credit Loans thereunder.  Each Guarantor further acknowledges and agrees that all Obligations with respect to the 2015 Revolving Credit Commitments and the Loans thereunder shall be fully guaranteed and secured pursuant to the Credit Agreement (including as amended by this Amendment) and the Collateral Documents in accordance with the terms and provisions thereof.  Each Guarantor hereby agrees to the amendments contemplated by Sections 1.2 and 1.3 hereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ACTIVISION BLIZZARD, INC.

By:	/s/ Dennis M. Durkin
	Name:	Dennis M. Durkin
	Title:	Chief Financial Officer

ACTIVISION ENTERTAINMENT HOLDINGS, INC.

By:	/s/ Dennis M. Durkin
	Name:	Dennis M. Durkin
	Title:	Chief Financial Officer

ACTIVISION PUBLISHING, INC.

By:	/s/ Dennis M. Durkin
	Name:	Dennis M. Durkin
	Title:	Chief Financial Officer

BLIZZARD ENTERTAINMENT, INC.

By:	/s/ Michael S. Morhaime
	Name:	Michael S. Morhaime
	Title:	Chief Executive Officer and President

[Signature Page to Third Amendment]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Tiffany Shin
	Name:	Tiffany Shin
	Title:	Assistant Vice President

[Signature Page to Third Amendment]

BANK OF AMERICA, N.A.,
as L/C Issuer, Swing Line Lender and Lender

By:	/s/ Charmaine Lobo
	Name:	Charmaine Lobo
	Title:	Vice President

[Signature Page to Third Amendment]

JPMORGAN CHASE BANK, N.A.,
as L/C Issuer

By:	/s/ Patrick J. Minnick
	Name:	Patrick J. Minnick
	Title:	Vice President

[Signature Page to Third Amendment]

JPMORGAN CHASE BANK, N.A.,
as Lender

By:	/s/ Patrick J. Minnick
	Name:	Patrick J. Minnick
	Title:	Vice President

[Signature Page to Third Amendment]

GOLDMAN SACHS BANK USA,
as Lender

By:	/s/ Anna Ashurov
	Name:	Anna Ashurov
	Title:	Authorized Signatory

[Signature Page to Third Amendment]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
as Lender

By:	/s/ Lillian Kim
	Name:	Lillian Kim
	Title:	Director

MUFG UNION BANK, N.A.
as Lender

By:	/s/ Richard Ong Pho
	Name:	Richard Ong Pho
	Title:	Director

[Signature Page to Third Amendment]

Mizuho Bank, Ltd.
as Lender

By:	/s/ Bertram H. Tang
	Name:	Bertram H. Tang
	Title:	Authorized Signatory

[Signature Page to Third Amendment]

Royal Bank of Canada
as Lender

By:	/s/ Alexander Oliver
	Name:	Alexander Oliver
	Title:	Authorized Signatory

[Signature Page to Third Amendment]

U.S. BANK NATIONAL ASSOCIATION
as Lender

By:	/s/ Susan M. Bowes
	Name:	Susan M. Bowes
	Title:	Senior Vice President

[Signature Page to Third Amendment]

COMPASS BANK
as Lender

By:	/s/ Raj Nambiar
	Name:	Raj Nambiar
	Title:	Vice President

[Signature Page to Third Amendment]

Bank of Montreal
as Lender

By:	/s/ Christina Boyle
	Name:	Christina Boyle
	Title:	Director

[Signature Page to Third Amendment]

CITIBANK, N.A.
as Lender

By:	/s/ Michael Vondriska
	Name:	Michael Vondriska
	Title:	Vice President

[Signature Page to Third Amendment]

HSBC Bank USA, National Association
as Lender

By:	/s/ David Wagstaff
	Name:	David Wagstaff
	Title:	Managing Director

[Signature Page to Third Amendment]

Wells Fargo Bank, National Association
as Lender

By:	/s/ David M. Mallett
	Name:	David M. Mallett
	Title:	Managing Director

[Signature Page to Third Amendment]

SUNTRUST BANK,
as Lender

By:	/s/ Shannon Offen
	Name:	Shannon Offen
	Title:	Director

[Signature Page to Third Amendment]